UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019 (January 2, 2019)

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GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	001-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Office)

Registrant’s telephone number, including area code (404) 504 - 9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (no par value)	GTN.A	New York Stock Exchange
Common Stock (no par value)	GTN	New York Stock Exchange

EXPLANATORY NOTE

On January 3, 2019, Gray Television, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Company’s acquisition (the “Raycom Acquisition”) of Raycom Media, Inc. (“Raycom”) and provide the required financial statements with respect to the Raycom Acquisition.

In order to comply with the financial statement requirements related to registration statements under the Securities Act of 1933, the Company hereby amends Item 9.01 of our Initial Report, for the purpose of updating the financial statements and pro forma financial information in accordance with Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated carve-out balance sheets of Raycom and its subsidiaries as of December 31, 2018 and 2017 and the audited consolidated carve-out statements of income, changes in deficit in net assets and cash flows of Raycom and its subsidiaries for each of the years in the three-year period ended December 31, 2018, together with the notes thereto and the independent auditors’ report thereon are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 is filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Number	Exhibit
23.1	Consent of KPMG LLP.
99.1

Audited consolidated carve-out balance sheets of Raycom and its subsidiaries as of December 31, 2018 and 2017 and the audited consolidated carve-out statements of income, changes in deficit in net assets and cash flows of Raycom and its subsidiaries for each of the years in the three-year period ended December 31, 2018, together with the notes thereto and the independent auditors’ report thereon.

99.2	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: May 8, 2019	By:	/s/ James C. Ryan
James C. Ryan Executive Vice President and Chief Financial Officer